UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 16, 2015

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On November 16, 2015, Kindred Biosciences, Inc. issued a press release announcing top-line results from its pivotal field studies (KB0120) of KIND-012 for the control of pyrexia (fever) in horses and (KB090) of SentiKind™ for the control of pain following orthopedic surgery in dogs. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Kindred Biosciences, Inc. issued on November 16, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: November 16, 2015	By: /s/ Richard Chin
Richard Chin, M.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Kindred Biosciences, Inc. issued on November 16, 2015.